UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2010
SunGard® Capital Corp.
SunGard® Capital Corp. II
SunGard® Data Systems Inc.
(Exact name of registrant as specified in its charter)

Delaware Delaware Delaware	SunGard Capital Corp. 000-53653 SunGard Capital Corp. II 000-53654 SunGard Data Systems Inc. 1-12989	20-3059890 20-3060101 51-0267091

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
SunGard Data Systems Inc. (“SunGard”) is an indirect wholly owned subsidiary of SunGard Capital Corp II, which is a subsidiary of SunGard Capital Corp. On August 5, 2010, SunGard issued a press release announcing its financial results for the quarter ended June 30, 2010. A copy of the press release is furnished as Exhibit 99.1 to this report. The information in this Item 2.02, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

99.1:	Press Release, dated August 5, 2010, issued by SunGard Data Systems Inc.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNGARD CAPITAL CORP. SUNGARD CAPITAL CORP. II
Date: August 5, 2010	By:	/s/ Robert F. Woods
Robert F. Woods
Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNGARD DATA SYSTEMS INC.
Date: August 5, 2010	By:	/s/ Robert F. Woods
Robert F. Woods
Senior Vice President-Finance and Chief Financial Officer

EXHIBIT INDEX
The following is a list of Exhibits furnished with this report.

Exhibit No.	Description

99.1:	Press Release, dated August 5, 2010, issued by SunGard Data Systems Inc.